UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2024

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ALBEMARLE CORPORATION
(Exact name of registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (980) 299-5700
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $.01 Par Value	ALB	New York Stock Exchange
DEPOSITARY SHARES, each representing a 1/20th interest in a share of 7.25% Series A Mandatory Convertible Preferred Stock	ALB PR A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2024, Albemarle Corporation (the “Company”) appointed Donald J. LaBauve, Jr. (Jim) as the Company’s Chief Accounting Officer, effective November 11, 2024. In connection with his appointment, Mr. LaBauve will assume the role of the Company’s principal accounting officer. As previously announced, John C. Barichivich III will cease serving as the Company’s principal accounting officer upon the effective date of Mr. LaBauve’s appointment as his successor.

Mr. LaBauve, age 58, has served as the Chief Financial Officer of the Company’s Energy Storage business unit (and its predecessor Lithium business unit) since November 2019. He previously served as the Company’s Vice President, Corporate Controller and Chief Accounting Officer from February 2014 to November 2019. Since joining the Company in 1990, Mr. LaBauve has held various staff and leadership positions of increasing responsibility within the Company’s finance function. Mr. LaBauve holds a Bachelor of Science in Accounting from Louisiana State University, and received his CPA certification in Louisiana in 1990.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. LaBauve and any of the Company's executive officers or directors or persons nominated or chosen to become a director or executive officer. There are no transactions in which Mr. LaBauve has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBEMARLE CORPORATION

Date: October 31, 2024	By:	/s/ Neal R. Sheorey
Neal R. Sheorey
Executive Vice President and Chief Financial Officer